May 2025 / © 2025 Remitly Inc. Investor Presentation First Quarter 2025 Earnings May 7, 2025

May 2025 / © 2025 Remitly Inc. 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future results of operations and financial position, including our fiscal year and second quarter 2025 financial outlook, including forecasted fiscal year and second quarter 2025 revenue, net income (loss), and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, our growth, our position and potential opportunities, and our objectives for future operations. The words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including risks and uncertainties related to: our expectations regarding our revenue, expenses, and other operating results; our ability to acquire new customers and successfully retain existing customers; our ability to develop new products and services in a timely manner; our ability to achieve or sustain our profitability; our ability to maintain and expand our strategic relationships with third parties; our business plan and our ability to effectively manage our growth; anticipated trends, growth rates, and challenges in our business and in the market segments in which we operate; our ability to attract and retain qualified employees; uncertainties regarding the impact of geopolitical and macroeconomic conditions, including currency fluctuations, inflation, regulatory changes (including as may be related to immigration, fiscal policy, foreign trade, or foreign investment), or regional and global conflicts or related government sanctions; our ability to maintain the security and availability of our solutions; our ability to maintain our money transmission licenses and other regulatory clearances; our ability to maintain and expand international operations; and our expectations regarding anticipated technology needs and developments and our ability to address those needs and developments with our solutions. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results is included in our quarterly report on Form 10-Q for the quarter ended March 31, 2025, to be filed with the SEC, and within our annual report on Form 10-K for the year ended December 31, 2024 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. The guidance in this presentation is only effective as of the date given, May 7, 2025, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution of or reference to this deck following May 7, 2025 does not constitute re-affirming guidance by Remitly. Non-GAAP Financial Measure A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes, stock-based compensation expense, net, and payroll taxes related to stock-based compensation expense, net, which are directly impacted by unpredictable fluctuations in the market price of our common stock. The variability of these items could have a significant impact on our future GAAP financial results. Beginning in Q1 2025, our non-GAAP financial measures exclude the impact of payroll taxes related to stock-based compensation expense, net. This update is intended to improve the usefulness of our non-GAAP financial measures in evaluating underlying operating performance by more completely reflecting the extent of stock-based compensation expense, net, and related impacts. This update has no effect on any of our previously reported GAAP results for any period. Non-GAAP financial measures for 2024 and 2023 have been recast to reflect this change, and the financial outlook guidance previously provided on February 19, 2025, was in accordance with this updated presentation. See slides 19-22 of this presentation for historical reconciliations, including reconciliations to the most directly comparable GAAP measures. Disclosures

1Q Strategic Overview Matt Oppenheimer Co-Founder & CEO 3 May 2025 / © 2025 Remitly Inc.

May 2025 / © 2025 Remitly Inc. 1Q25 Revenue Strong start to 2025 — Rule of 50 1Q25 Profitability *Adjusted EBITDA is a non-GAAP measure and excludes payroll taxes related to stock-based compensation expense, net. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. $362m up 34% Y/Y $11m GAAP Net Income $58m Adjusted EBITDA*4

May 2025 / © 2025 Remitly Inc. 5 1. Remitly internal data for 1Q 2025. 2. Disbursement speed reflects the time between when Remitly has the customer funds and when the funds are successfully disbursed (e.g., completed or available for pickup). Delivering durable growth and profitability Diversification Resilience Trust

May 2025 / © 2025 Remitly Inc. 6 Resilience ~$60b TTM Send Volume FX Management Strategic treasury function drives competitive advantage in managing foreign exchange Strength in dynamic macro environment ● Remittances tend to be non-discretionary and have performed well during periods of uncertainty ● 3% market share in $2T personal cross-border TAM ● Strong balance sheet

Diversification

New use cases

Microbusiness and WhatsApp experience attract new customers



Network expansion drives better experience with lower costs

- **Disbursement** - Plin, Orange Money, MACH, Vodafone Cash
- **Pay in** - Interac in Canada, PayTo in Australia, and Pay by Bank via Plaid in the U.S

45%+

Y/Y growth in send volume from transactions >$1K[1]



5,200+

Corridors

7 May 2025 / © 2025 Remitly Inc.

1. Remitly internal data for 1Q 2025

May 2025 / © 2025 Remitly Inc. 8m+ Quarterly Active Customers 8 Trust Experience continues to improve ● Record >93% of transactions disbursed in <1 hour1,2 ● Record >95% of transactions without customer support contact1 ● 99.99% uptime1 1. Remitly internal data for 1Q 2025. 2. Disbursement speed reflects the time between when Remitly has the customer funds and when the funds are successfully disbursed (e.g., completed or available for pickup). Deep compliance expertise fuels customer trust ● Robust compliance infrastructure with sophisticated system of controls ● Digital only send reduces risks and compliance costs

May 2025 / © 2025 Remitly Inc. Our Vision Transform lives with trusted financial services that transcend borders 9

1Q Financial Results Vikas Mehta CFO 10 May 2025 / © 2025 Remitly Inc.

Revenue ProfitabilityScale 1Q — Strong execution *Adjusted EBITDA is a non-GAAP measure and excludes payroll taxes related to stock-based compensation expense, net. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 11 May 2025 / © 2025 Remitly Inc. 8.0m 29% growth in quarterly active customers over 1Q 2024 $16.2b 41% growth in send volume over 1Q 2024 $361.6m 34% growth in revenue over 1Q 2024 $58.4m Adjusted EBITDA* $11.4m GAAP Net Income 16.2% Adjusted EBITDA Margin

Four key focus areas to drive sustainable, long-term returns Note: $ in millions. 1. Adjusted EBITDA and Adjusted EBITDA margin are non- GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 2. Adjusted EBITDA excludes payroll taxes related to stock-based compensation expense, net for all periods. For a complete reconciliation, please see the Appendix. 12 May 2025 / © 2025 Remitly Inc. Quarterly Active Customers (in thousands) Revenue Revenue less Transaction Expense Adjusted EBITDA1,2 YoY % Growth 36% 36% 35% 32% 29% YoY % Growth 38% 29% 42% 33% 34% YoY % Growth 32% 31% 39% 33% 34% Adj. EBITDA Margin 9% 9% 14% 13% 16% Net Income (Loss) ($21) ($12) $2 ($6) $11

May 2025 / © 2025 Remitly Inc. 13 Delivering operating efficiencies 1Q 25 Year-over-Year Change Performance Drivers Non-GAAP Operating Expenses as a % of Revenue1 Marketing 473 bps ● Efficiencies in digital and brand marketing along with word of mouth ● Continue to invest behind paid channels with increasing use of AI tools CS 89 bps ● Product improvements driving lower contact rates ● Increasing automation including AI-driven virtual assistant T&D 144 bps ● Efficient spend while delivering innovation goals G&A 79 bps ● Rigorous discipline on hiring and non-headcount spend ● Additional automation and AI tools 1. Operating expenses are non-GAAP measures and excludes payroll taxes related to stock-based compensation expense, net. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix.

Note: We expect to remain in a GAAP net-loss position in 2Q 2025 and expect positive GAAP net income for the full year 2025. This guidance is only effective as of the date given, May 7, 2025, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following May 7, 2025 does not constitute re-affirming guidance. We cannot, without unreasonable effort, provide a quantitative reconciliation of forecasted adjusted EBITDA to forecasted GAAP net loss due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from forecasted adjusted EBITDA. 14 May 2025 / © 2025 Remitly Inc. 2025 and 2Q 2025 Outlook 2025 $1.574b - $1.587b 2025 Revenue, 25% to 26% YoY growth $195m - $210m 2025 Adjusted EBITDA 2Q 2025 $383m - $385m 2Q 2025 Revenue, 25% to 26% YoY growth $45m - $47m 2Q 2025 Adjusted EBITDA

Q & A 15 May 2025 / © 2025 Remitly Inc.

16 May 2025 / © 2025 Remitly Inc. I’ve found Remitly to be perfect and quick. Ajai Sends money from UK to India & UK to USA “

Appendix 17 May 2025 / © 2025 Remitly Inc.

May 2025 / © 2025 Remitly Inc. 18 Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net income (loss) adjusted by (i) interest (income) expense, net, (ii) provision for income taxes, (iii) noncash charges of depreciation and amortization, (iv) other income (expense), net, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, (vii) payroll taxes related to stock-based compensation expense, net, and (viii) certain integration, restructuring, and other costs. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) payroll taxes related to stock-based compensation expense, net, (iii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iv) certain integration, restructuring, and other costs. We calculate revenue growth on a constant currency basis by translating current period GAAP revenue from foreign currency denominated subsidiary revenue at an exchange rate consistent with the prior period's average monthly rates, and then comparing it to the prior period reported GAAP revenue. Fluctuations in the United States Dollar compared to foreign currency resulted in a decrease to revenue of approximately $5.1 million for the three months ended March 31, 2025, when compared to foreign currency rates in the prior period. On a constant currency basis, revenue would have been up 36% as compared to the same quarter in the prior year. Non-GAAP Financial Measures

Non-GAAP Reconciliation

Reconciliation of operating expenses to non-GAAP operating expenses *(in thousands)*	1Q 2025	2024[1]	4Q 2024[1]	3Q 2024[1]	2Q 2024[1]	1Q 2024[1]
Customer support and operations	$22,573	$83,918	$22,008	$21,792	$19,999	$20,119
Excluding: Stock-based compensation expense, net	256	1,158	268	278	259	353
Excluding: Payroll taxes related to stock-based compensation expense, net	8	22	3	5	4	10
Excluding: Integration, restructuring, and other costs	-	758	-	-	-	758
Non-GAAP customer support and operations	$22,309	$81,980	$21,737	$21,509	$19,736	$18,998
Marketing	$73,349	$303,799	$83,937	$74,792	$77,056	$68,014
Excluding: Stock-based compensation expense, net	4,127	17,609	4,595	4,514	4,521	3,979
Excluding: Payroll taxes related to stock-based compensation expense, net	456	1,260	352	179	236	493
Excluding: Integration, restructuring, and other costs	490	-	-	-	-	-
Non-GAAP marketing	$68,276	$284,930	$78,990	$70,099	$72,299	$63,542
Technology and development	$73,851	$269,817	$70,611	$68,446	$67,554	$63,206
Excluding: Stock-based compensation expense, net	21,237	84,381	22,527	21,873	20,354	19,627
Excluding: Payroll taxes related to stock-based compensation expense, net	1,981	3,411	428	351	620	2,012
Non-GAAP technology and development	$50,633	$182,025	$47,656	$46,222	$46,580	$41,567
General and administrative	$52,829	$195,857	$54,875	$50,920	$45,889	$44,173
Excluding: Stock-based compensation expense, net	10,172	48,989	14,224	12,613	12,023	10,129
Excluding: Payroll taxes related to stock-based compensation expense, net	695	1,746	264	198	284	1,000
Excluding: Donation of common stock	959	2,587	-	2,587	-	-
Excluding: Integration, restructuring, and other costs	418	710	-	-	-	710
Non-GAAP general and administrative	$40,585	$141,825	$40,387	$35,522	$33,582	$32,334

1. As previously announced on February 19, 2025, the Company's presentation of non-GAAP operating expenses now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period non-GAAP operating expenses have been recast to reflect this change.

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May 2025 / © 2025 Remitly Inc.

Non-GAAP Reconciliation

Reconciliation of net income (loss) to Adjusted EBITDA and calculation of Adjusted EBITDA Margin *(in thousands, except for percentages)*	1Q 2025	2024[1]	4Q 2024[1]	3Q 2024[1]	2Q 2024[1]	1Q 2024[1]
Net income (loss)	$11,352	($36,978)	($5,724)	$1,917	($12,091)	($21,080)
Add:						
Interest income, net	(488)	(4,836)	(877)	(1,305)	(1,197)	(1,457)
Provision for income taxes	3,590	6,727	589	1,850	3,290	998
Depreciation and amortization	5,396	18,054	5,814	4,655	3,907	3,678
Other (income) expense, net	(2,221)	(4,394)	2,273	(2,274)	(5,962)	1,569
Donation of common stock	959	2,587	-	2,587	-	-
Stock-based compensation expense, net	35,792	152,137	41,614	39,278	37,157	34,088
Payroll taxes related to stock-based compensation expense, net	3,140	6,439	1,047	733	1,144	3,515
Integration, restructuring, and other costs	908	1,468	-	-	-	1,468
Adjusted EBITDA	$58,428	$141,204	$44,736	$47,441	$26,248	$22,779
Revenue	$361,624	$1,263,963	$351,895	$336,527	$306,423	$269,118
Adjusted EBITDA margin	16.2%	11.2%	12.7%	14.1%	8.6%	8.5%

Note: Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue.
1. As previously announced on February 19, 2025, the Company's presentation of Adjusted EBITDA now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period Adjusted EBITDA has been recast to reflect this change.

20 May 2025 / © 2025 Remitly Inc.

Non-GAAP Reconciliation

Reconciliation of operating expenses to non-GAAP operating expenses *(in thousands)*	2023[1]	4Q 2023[1]	3Q 2023[1]	2Q 2023[1]	1Q 2023[1]
Customer support and operations	$82,521	$19,917	$21,190	$21,483	$19,931
Excluding: Stock-based compensation expense, net	1,404	394	386	419	205
Excluding: Payroll taxes related to stock-based compensation expense, net	71	11	15	14	31
Excluding: Acquisition, integration, restructuring, and other costs	739	-	739	-	-
Non-GAAP customer support and operations	$80,307	$19,512	$20,050	$21,050	$19,695
Marketing	$234,417	$75,343	$61,351	$53,600	$44,123
Excluding: Stock-based compensation expense, net	16,165	3,930	4,525	4,727	2,983
Excluding: Payroll taxes related to stock-based compensation expense, net	789	157	217	229	186
Non-GAAP marketing	$217,463	$71,256	$56,609	$48,644	$40,954
Technology and development	$219,939	$59,240	$57,014	$54,309	$49,376
Excluding: Stock-based compensation expense, net	74,967	19,920	19,828	18,588	16,631
Excluding: Payroll taxes related to stock-based compensation expense, net	2,938	532	651	745	1,010
Excluding: Acquisition, integration, restructuring, and other costs	1,224	700	524	-	-
Non-GAAP technology and development	$140,810	$38,088	$36,011	$34,976	$31,735
General and administrative	$179,372	$48,657	$49,817	$39,490	$41,408
Excluding: Stock-based compensation expense, net	44,431	11,716	11,834	11,466	9,415
Excluding: Payroll taxes related to stock-based compensation expense, net	1,948	358	472	444	674
Excluding: Donation of common stock	4,600	-	4,600	-	-
Excluding: Acquisition, integration, restructuring, and other costs	2,234	(893)	1,638	316	1,173
Non-GAAP general and administrative	$126,159	$37,476	$31,273	$27,264	$30,146

1. As previously announced on February 19, 2025, the Company's presentation of non-GAAP operating expenses now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period non-GAAP operating expenses has been recast to reflect this change.

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May 2025 / © 2025 Remitly Inc.

Non-GAAP Reconciliation

Reconciliation of net loss to Adjusted EBITDA and calculation of Adjusted EBITDA Margin *(in thousands, except for percentages)*	2023[1]	4Q 2023[1]	3Q 2023[1]	2Q 2023[1]	1Q 2023[1]
Net income (loss)	($117,840)	($35,021)	($35,655)	($18,850)	($28,314)
Add:					
Interest income, net	(5,095)	(1,461)	(1,223)	(776)	(1,635)
Provision (benefit) for income taxes	5,902	5,417	258	(143)	370
Depreciation and amortization	13,118	3,484	3,418	3,187	3,029
Other (income) expense, net	2,603	(8)	(376)	1,482	1,505
Donation of common stock	4,600	-	4,600	-	-
Stock-based compensation expense, net	136,967	35,960	36,573	35,200	29,234
Payroll taxes related to stock-based compensation expense, net	5,746	1,058	1,355	1,432	1,901
Acquisition, integration, restructuring, and other costs	4,197	(193)	2,901	316	1,173
Adjusted EBITDA	$50,198	$9,236	$11,851	$21,848	$7,263
Revenue	$944,285	$264,758	$241,629	$234,033	$203,865
Adjusted EBITDA margin	5.3%	3.5%	4.9%	9.3%	3.6%

Note: Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue.
1. As previously announced on February 19, 2025, the Company's presentation of Adjusted EBITDA now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period Adjusted EBITDA has been recast to reflect this change.

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May 2025 / © 2025 Remitly Inc.

Thank you.